UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026

LEGATO MERGER CORP. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43070	98-1880768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-third of one redeemable warrant	LEGO U	NYSE American
Ordinary shares, par value $0.0001 per share	LEGO	NYSE American
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LEGO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 22, 2026, the Registration Statement on Form S-1 (SEC File No. 333-292320) (the “Registration Statement”) relating to the initial public offering of units of Legato Merger Corp. IV (the “Company”) was declared effective.

On January 22, 2026, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated January 22, 2026, as filed with the SEC on January 26, 2026. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and BTIG, LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.2	Form of Registration Rights Agreement between the Company and certain security holders.

10.3	Administrative Services Agreement.

10.4	Form of Indemnification Agreement.

10.5	Form of Letter Agreement.

10.6	Private Placement Unit Purchase Agreement between the Company and BTIG LLC

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026	LEGATO MERGER CORP. IV

	By:	/s/ Gregory Monahan
		Name:	Gregory Monahan
		Title:	Chief Executive Officer

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